UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2020
_______________________________________________________________________________
COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Indicate by check mark whether that registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 2.05	Costs Associated with Exit or Disposal Activities

On April 17, 2020, Covenant Transportation Group, Inc., a Nevada corporation and subsidiaries (the “Company”), communicated the closure of its Texarkana terminal to potentially affected employees. The Texarkana terminal houses the operations of Southern Refrigerated Transport, Inc. and the closure involves the permanent workforce reduction of approximately 150 support staff teammates.

The Company expects the terminal closure to be substantially complete in the second quarter of 2020. The Company expects to incur an immaterial amount of one-time employee benefit termination costs in connection with the terminal closure. The Company is currently unable in good faith to make a determination of an estimate of the amount or range of any other amounts expected to be incurred in connection with these the terminal closure, both with respect to each major type of cost associated therewith and with respect to the total cost, or an estimate of the amount or range of amounts that will result in future cash expenditures. The Company will file an amendment to this Current Report on Form 8-K after it determines such estimate or range of estimates, if such estimates are material.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On April 17, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, made the decision to change the Company’s independent registered public accounting firm and the Company dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm.

The audit reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

•  The audit report of KPMG on the consolidated financial statements of the Company as of and for the year ended December 31, 2019 contained a paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019 due to the adoption of ASU 2016-02, Leases, and subsequently issued additional ASUs amending this ASU (collectively ASC 842, Leases).”

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2018 because of the effect of a material weakness described in the following paragraph.

During the two fiscal years ended December 31, 2019 and 2018, and from January 1, 2020 through March 10, 2020, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement. During the years ended December 31, 2019 and 2018, and from January 1, 2020 through April 17, 2020, there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)); except for a material weakness in internal control over financial reporting identified during the audit for the year ended December 31, 2018 related to the design and maintenance of effective program change management controls over certain information technology (“IT”) operating systems, databases and IT applications that support the Company’s financial reporting processes. This material weakness was disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and was disclosed by the Company as remediated in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The Company has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not KPMG agrees with the statements related to them made by the Company in this report. A copy of KPMG’s letter, dated April 23, 2020, is attached as Exhibit 16 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On April 17, 2020, the Audit Committee made the decision to engage Grant Thornton LLP (“GT”) as the Company's independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020. During the fiscal years ended December 31, 2019 or 2018, and from January 1, 2020 through April 17, 2020, neither the Company nor anyone on its behalf consulted GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by GT that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01	Regulation FD Disclosure.

On April 20, 2020, the Company issued a press release announcing the closure of its Texarkana terminal and providing a liquidity update.

A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	16	Letter dated April 23, 2020 to the Securities and Exchange Commission from KPMG LLP.
	99	Covenant Transportation Group, Inc. press release announcing the closure of its Texarkana terminal and providing a liquidity update.

The information contained in Items 7.01 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 2.05, 7.01, and 9.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the stockholder reports and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.
(Registrant)

Date: April 23, 2020	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

16	Letter dated April 23, 2020 to the Securities and Exchange Commission from KPMG LLP.
99	Covenant Transportation Group, Inc. press release announcing the closure of its Texarkana terminal and providing a liquidity update.